Filed Pursuant to Rule 497(a)
File No. 333-227124
Rule 482ad

PROSPECT CAPITAL CORPORATION

$50,000,000
6.875% Notes due 2029

PRICING TERM SHEET
November 28, 2018

The following sets forth the final terms of the 6.875% Notes due 2029 (the “Notes”) and should only be read together with the preliminary prospectus supplement dated November 28, 2018, together with the accompanying prospectus dated October 31, 2018, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:                 Prospect Capital Corporation [Ticker: PSEC] (the “Company”)

Expected Ratings*:         S&P: BBB-; Kroll: BBB; Egan-Jones: BBB

Security:             Unsecured Notes

Size:                 $50,000,000

Option:            $7,500,000

Tenor:                 10.5NC3

Maturity:             June 15, 2029

Format:             SEC Registered

Settlement:             December 5, 2018 (T+5**)

Coupon:             6.875%

Minimum Denominations:     $25 x $25

Interest Payment Dates:	Every March 15, June 15, September 15 and December 15, commencing March 15, 2019

Optional Redemption:
On or after December 15, 2021, the Company may redeem the Notes at the Company’s option, in whole or in part, at any time or from time to time, at a redemption price of $25 per Note plus accrued and unpaid interest

Listing:             New York Stock Exchange (expected) [Ticker: PBC]

Interest Rate Adjustment:
The interest rate payable on the Notes will be subject to adjustment from time to time if an Interest Rate Adjustment Triggering Event occurs or, if following an Interest Rate Adjustment Triggering Event, S&P (or, if applicable, any Substitute Rating Agency) subsequently upgrades the debt rating assigned to the Notes, in each case in the manner described under “Description of the Notes-Interest Rate Adjustment” in the preliminary prospectus supplement.

CUSIP / ISIN:             74348T110 / US74348T1108

Joint Book-Running

Managers:	RBC Capital Markets, LLC and UBS Securities LLC

Joint Lead Managers:	Ladenburg Thalmann & Co. Inc., Oppenheimer & Co. Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, Citigroup Global Markets Inc., and William Blair & Company, L.L.C.

Co-Managers:             B. Riley FBR, Inc. and Incapital LLC

* A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

** We expect that delivery of the Notes will be made against payment therefor on or about December 5, 2018, which will be the fifth business day following the date of the pricing of the Notes (such settlement being herein referred to as “T+5”). Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in two business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes prior to the date of delivery will be required, by virtue of the fact that the Notes initially will settle in T+5 business days, to specify an alternate settlement arrangement at the time of any such trade to prevent a failed settlement.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated November 28, 2018, together with an accompanying prospectus dated October 31, 2018, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the Company, the underwriters or any dealer participating in the offering will arrange to send you the preliminary prospectus supplement and the accompanying prospectus if you request it by calling RBC Capital Markets, LLC toll-free at 1-866-375-6829 or UBS Securities LLC toll-free at 1-888-827-7275.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.